UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHIASMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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0000464455_1 R1.0.1.18*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 11, 2020CHIASMA, INC.BROKER LOGOHEREReturn Address Line 1Return Address Line 2Return Address Line 351 MERCEDES WAYEDGEWOOD NY 11717Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A11 OF 2 12 15Meeting InformationMeeting Type: Annual MeetingFor holders as of: April 22, 2020Date: June 11, 2020 Time: 9:00 AM EDTLocation: Online via live webcast at https://web.lumiagm.com/226280530 Meeting password: chiasma2020 (case sensitive)You are receiving this communication because you hold shares in the above named company.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials and voting instructions.Broadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #BARCODE

0000464455_2 R1.0.1.18Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:1. Notice & Proxy Statement 2. Form 10-KHow to View Online:Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting MethodsVote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.Internal Use Only

0000464455_3 R1.0.1.18Voting itemsThe Board of Directors recommends that you vote FOR the following:1. Election of DirectorsNominees01 Todd Foley 02 Bard Geesaman, M.D. PhD 03 Raj KannanThe Board of Directors recommends you vote FOR the following proposal(s):2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.0000 0000 0000 0000BARCODEBroadridge Internal Use Only Xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

0000464455_4 R1.0.1.18Reserved for Broadridge Internal Control InformationVoting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERSAS REQUIRED BY THE NEW YORK STOCK EXCHANGETHIS SPACE RESERVED FOR SIGNATURES IF APPLICABLEBroadridge Internal Use OnlyJob #Envelope #Sequence ## of # Sequence #